BUSINESS ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Schedule of business acquisitions and consideration paid for acquisition
The net cash consideration paid on the closing date for the acquisition described above was as follows:

February 11, 2020
$
Consideration paid in cash	36,188
Estimated fair value of contingent consideration (1)	10,806
Consideration transferred	46,994
Less: cash balances acquired	484
Consideration transferred, net of cash acquired	46,510
(1)The gross contractual contingent consideration amount of $12.0 million is included in the gross consideration total at its net present value when the contingency was entered into on the date of acquisition, which is discounted over two years using a discount rate of 5.38%. As of December 31, 2020, management continues to believe that the absence of any future payment toward the contingent consideration obligation is probable due to the macroeconomic events and uncertainty related to the COVID-19 pandemic that have transpired since the date of the acquisition. Refer to Note 24 for further discussion of this financial liability and inputs used in management's estimation of fair value.

Schedule of fair value of net identifiable assets acquired and goodwill
The fair values of net identifiable assets acquired at the date of acquisition were as follows:

February 11, 2020
$
Current assets
Cash	484
Trade receivables (1)	2,749
Inventories	5,123
Other current assets	199
Property, plant and equipment	921
Intangible assets	21,519
30,995
Current liabilities
Accounts payable and accrued liabilities	9,493
Borrowings and lease liabilities, current	143
Borrowings and lease liabilities, non-current	5
9,641
Fair value of net identifiable assets acquired	21,354
(1)The gross contractual amounts receivable were $3.2 million. As of December 31, 2020, the Company has collected approximately $2.9 million of the outstanding trade receivables, with $0.3 million expected to remain uncollected.
The fair value of goodwill at the date of acquisition was as follows:

February 11, 2020
$
Consideration transferred	46,994
Less: fair value of net identifiable assets acquired	21,354
Goodwill	25,640

Schedule of acquisition's impact on Company's consolidated earnings	The Nortech Acquisition’s impact on the Company’s consolidated earnings was as follows:

February 12 through December 31, 2020
$
Revenue	11,674
Net loss	2,103

Schedule of pro-forma earnings had the acquisitions been effective as of January 1
Had the Nortech Acquisition been effective as of January 1, 2020, the impact on the Company’s consolidated earnings would have been as follows:

Twelve Months Ended December 31, 2020
$
Revenue	16,424
Net loss	1,332